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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 14, 2000

                                  ARQULE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-21429              04-3221586
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)           Identification No.)

                19 PRESIDENTIAL WAY, WOBURN, MASSACHUSETTS 01801
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (781) 994-0300

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ITEM 5.   OTHER EVENTS.

     On August 14, 2000, ArQule, Inc. entered into an Amendment No. 1 to a Compound Supply and License Agreement. This Current Report on Form 8-K is filed solely to file such agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

    (b)   PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

    (c)   EXHIBITS.

          99.1* Amendment No. 1 to Compound Supply and License Agreement, dated August 14, 2000, by and between ArQule, Inc. and R.W. Johnson Pharmaceutical Research Institute.

* This Exhibit has been filed separately with the Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2000                ARQULE , INC.


                                       By: /s/ Stephen A. Hill
                                           -------------------------------------
                                           Stephen A. Hill
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
  NO.            DESCRIPTION
-------          -----------
99.1*            Amendment No. 1 to Compound Supply and License Agreement,
                 dated August 14, 2000, by and between ArQule, Inc. and R.W.
                 Johnson Pharmaceutical Research Institute.

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*    This Exhibit has been filed separately with the Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.